UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

GLASSESOFF INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-175212	26-4574088
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Jabotinski St. POB 126 Ramat Gan 52511 Israel
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (855) 393-7243

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 13, 2013, GlassesOff Inc., a Nevada corporation (the “Company”), issued a press release announcing that it will present new data from recent studies at the Annual Meeting of the Society for Neuroscience (the “SFN 2013 Annual Meeting”), which is being held in San Diego, California. The Company’s scientists will present the data at 2:00 p.m. local time. A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The new data to be presented at the SFN 2013 Annual Meeting will be set forth in a poster presentation, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 13, 2013
99.2	Poster Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLASSESOFF INC.
Date: November 13, 2013	By:	/s/ Nimrod Madar
	Name:	Nimrod Madar
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 13, 2013
99.2	Poster Presentation